Investment Securities - Schedule of Securities in Other Assets on Company's Consolidated Balance Sheets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Investments Debt And Equity Securities [Abstract]
Federal Home Loan Bank (FHLB) stock	$ 24,369	$ 16,860
Federal Reserve Bank (FRB) stock	28,098	28,155
Other investments	1,306	1,201
Total equity securities	$ 53,773	$ 46,216